UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2000


                        FIRST FRANKLIN MORTGAGE LOAN TRUST
                 Asset Backed Certificates, Series 2000-FF1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of            333-84929         Pending
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On December 26, 2000 a distribution was made to holders of FIRST FRANKLIN MORTGAGE LOAN TRUST, Asset Backed Certificates, Series 2000-FF1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                               Monthly report distributed to
                                                 holders of Asset Backed
                                                 Certificates, Series 2000-FF1
                                                 Trust, relating to the December
                                                 26, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        FIRST FRANKLIN MORTGAGE LOAN TRUST
                 Asset Backed Certificates, Series 2000-FF1 Trust

              By:   Wells Fargo Bank Minnesota, N.A. as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/29/2000


                         INDEX TO EXHIBITS

Exhibit Number           Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 2000-FF1 Trust, relating to the December 26, 2000 distribution.